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                       NEW ENGLAND LIFE INSURANCE COMPANY
                        Zenith Executive Advantage Plus
                        Variable Life Insurance Policies

                        Supplement Dated March 23, 2000
                       to Prospectus Dated April 30, 1999

  The following special provisions apply to Zenith Executive Advantage Plus Policies issued in the state of Texas:

  1. On or after the Policy anniversary when the insured reaches age 100, there will be no Monthly Deduction made under the Policy. See "Deductions from Cash Value" in the prospectus.

  2. No face amount increases are available under Policies issued in Texas.

  3. The Fixed Account is not available under Policies issued in Texas.